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                          TYCO INTERNATIONAL GROUP S.A.

                             TYCO INTERNATIONAL LTD.

                          SUPPLEMENTAL INDENTURE NO. 5

                                  $400,000,000

                              5.875% Notes due 2004

     THIS SUPPLEMENTAL INDENTURE NO. 5, dated as of November 2, 1998, among TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Company"), TYCO INTERNATIONAL LTD., a Bermuda company ("Tyco"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                              W I T N E S S E T H :

     WHEREAS, the Company and Tyco have heretofore executed and delivered to the Trustee an Indenture, dated as of June 9, 1998 (the "Indenture"), providing for the issuance from time to time of one or more series of the Company's Securities;

     WHEREAS, Article Seven of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture; and

     WHEREAS, Section 7.1(e) of the Indenture provides that the Company, Tyco and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections
2.1 and 2.4 of the Indenture.

     NOW THEREFORE: In consideration of the premises and the issuance of the series of Securities provided for herein, the Company, Tyco and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of such series as follows:

                                   ARTICLE ONE

            RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION


     SECTION 1.1 RELATION TO INDENTURE. This Supplemental Indenture No. 5 constitutes an integral part of the Indenture.

     SECTION 1.2 DEFINITIONS. For all purposes of this Supplemental Indenture No. 5, the following terms shall have the respective meanings set forth below:

          "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to

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     maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

          "AGENT" means any Registrar, Paying Agent or co-registrar.

          "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear or Cedel, as the case may be, that apply to such transfer or exchange.

          "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

          "CEDEL" means Cedel Bank, SA.

          "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

          "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury dealer Quotations.

          "CUSTODIAN" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

          "DEFINITIVE NOTE" means a certificated Note in the form of Exhibit A-1 hereto, registered in the name of the Holder thereof and issued in accordance with Section 2.9 hereof, except that such Note shall not bear the Global Note Legend.

          "EUROCLEAR" means the Euroclear Clearance System.

          "EXCHANGE NOTES" means the Notes issued in the Exchange Offer pursuant to Section 2.9(f) hereof; following the exchange of interests in the Rule 144A Global Note, the Regulation S Global Note and the Restricted Definitive Note for Exchange Notes pursuant to an effective registration statement, the defined term



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     "Exchange Notes" and "Notes" shall have the same meaning and be entitled to the same rights under the Indenture.

          "EXCHANGE OFFER" means the exchange offer by the Company of the Exchange Notes for the Notes issued in reliance upon an exemption from registration under the Securities Act on the date hereof in accordance with the provisions of the Registration Rights Agreement.

          "EXCHANGE OFFER REGISTRATION STATEMENT" means an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein filed by the Company and Tyco in accordance with the Registration Rights Agreement in connection with the Exchange Offer.

          "GLOBAL NOTES" means, individually and collectively, any of the Notes issued as global notes under the Indenture.

          "GLOBAL NOTE LEGEND" means the legend set forth in Section 2.9(g)(ii), which is required to be placed on all Global Notes issued under the Indenture.

          "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Note through a Participant.

          "INITIAL PURCHASER" means each of Lehman Brothers Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Donaldson, Lufkin & Jenrette Securities Corporation.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

          "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

          "NON-U.S. PERSON" means a Person who is not a U.S. Person.

          "NOTES" has the meaning assigned to it in Section 2.1 hereof.

          "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

          "PARTICIPATING BROKER DEALER" means the Initial Purchasers and any other broker-dealer which makes a market in the Notes and exchanges Notes in the



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     Exchange Offer for Exchange Notes.

          "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 2.9(g)(i) to be placed on all Notes issued under the Indenture except where otherwise permitted by the provisions of the Indenture.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

          "REDEMPTION REFERENCE TREASURY DEALER" means each of Lehman Brothers Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

          "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of November 2, 1998, by and among the Company, Tyco and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

          "REGULATION S" means Regulation S promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

          "REGULATION S GLOBAL NOTE" means a global Note in the form of Exhibit A-2 hereto bearing the Global Note Legend and the legend in Section 2.9(g)(iii) hereof and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee.

          "RESTRICTED DEFINITIVE NOTE" means a Definitive Note bearing the Private Placement Legend.

          "RESTRICTED PERIOD" means the period beginning on the date hereof and ending on the date of receipt by the Trustee of (x) a written certificate from the Depositary, together with copies of certificates required by Rule 903(b)(3)(ii)(B) under the Securities Act and (y) an Officers' Certificate from the Company certifying as to the end of the end of the 40-day restricted period as defined in Regulation S and any other matters required by the Applicable Procedures.

          "RULE 144" means Rule 144 promulgated under the Securities Act, any



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     successor rule or regulation to substantially the same effect or any additional rule or regulation under the Securities Act that permits transfers of restricted securities without registration such that the transferee thereof holds securities that are freely tradeable under the Securities Act.

          "RULE 144A" means Rule 144A promulgated under the Securities Act or any successor rule or regulation to substantially the same effect.

          "RULE 144A GLOBAL NOTE" means a global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee.

          "RULE 903" means Rule 903 promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

          "RULE 904" means Rule 904 promulgated the Securities Act or any successor rule or regulation substantially to the same effect.

          "SEC" means the United States Securities and Exchange Commission.

          "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

          "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement of the Company and Tyco filed pursuant to the provisions of the Registration Rights Agreement on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

          "UNRESTRICTED GLOBAL NOTE" means a global Note (other than a Regulation S Global Note) in the form of Exhibit A-1 attached hereto that bears the Global Note Legend, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

          "UNRESTRICTED DEFINITIVE NOTE" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

          "U.S. PERSON" means a U.S. Person as defined in Rule 902(o) under the Securities Act.

     SECTION 1.3 RULES OF CONSTRUCTION. For all purposes of this Supplemental Indenture No. 5:



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     (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

     (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 5; and

     (c) the terms "HEREIN", "HEREOF", "HEREUNDER" and other words of similar import refer to this Supplemental Indenture No. 5.

                                   ARTICLE TWO

                               THE SERIES OF NOTES

     SECTION 2.1 TITLE OF THE SECURITIES. There shall be a series of Securities designated as the "5.875% Notes due 2004" (the "Notes").

     SECTION 2.2 FORM AND DATING.

     (a)   GENERAL.

     The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A-1 or A-2, as applicable, hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture Supplement No. 5, and the Company, Tyco and the Trustee, by their execution and delivery of the Indenture Supplement No. 5, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of the Indenture Supplement No. 5, the provisions of the Indenture Supplement No. 5 shall govern and be controlling.

     (b)   RULE 144A GLOBAL NOTES; DEFINITIVE NOTES.

     Notes issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Note Legend thereon). The Company hereby designates The Depository Trust Company as the initial Depositary for the Global Notes. Notes offered and sold to QIBs shall be issued initially in the form of the Rule 144A Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee at its New York office, as custodian for the Depositary, duly executed by the Company and Tyco and authenticated by the Trustee as hereinafter provided. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time as conclusively reflected in the books and records of the Trustee endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemption. Any change in the principal amount of a Global



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Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee as the custodian for the Depositary, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.9 hereof.

     Notes offered and sold to Institutional Accredited Investors shall be issued in definitive form in substantially the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon).

     (c)   REGULATION S GLOBAL NOTES.

     Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by the Company and Tyco and authenticated by the Trustee as hereinafter provided. During the Restricted Period, interests in the Regulation S Global Note must be held through Euroclear or Cedel, if the holders are participants in such systems, or indirectly through organizations that are participants in such systems.

     Following the termination of the Restricted Period, beneficial interests in the Regulation S Global Note may be held, directly or indirectly, in the account of any Participant of the Depositary.

     (d)   EUROCLEAR AND CEDEL PROCEDURES APPLICABLE.

     The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Global Note that are held by Participants through Euroclear or Cedel Bank.

     SECTION 2.3 LIMITATION ON AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the Notes shall not initially exceed $400,000,000.

     SECTION 2.4 PRINCIPAL PAYMENT DATE. Subject to the provisions of Section
2.7 hereof and Articles Four and Twelve of the Indenture, the principal of the Notes shall be become due and payable in a single installment on November 1, 2004.

     SECTION 2.5 INTEREST AND INTEREST RATES. Interest on the Notes shall be payable semiannually on May 1 and November 1 of each year beginning on May 1, 1999 (each, an "INTEREST PAYMENT DATE"); PROVIDED, HOWEVER, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day, and no additional interest shall be paid in respect of such intervening period. The interest rate borne by the Notes will be 5.875% per annum until the Notes are paid in full subject, however, to the following provisions. In the event that (i) the Exchange Offer Registration



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Statement is not filed with the SEC on or prior to the 90th calendar day following the original issue of the Notes, (ii) the Exchange Offer Registration Statement has not been declared effective by the SEC on or prior to the 150th calendar day following the original issue of the Notes or (iii) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective, in either case, on or prior to the 180th calendar day following the original issue of the Notes (each such event in clauses (i) through (iii) above, a "REGISTRATION DEFAULT"), the interest rate borne by the Notes shall be increased by an amount ("ADDITIONAL INTEREST") equal to an additional one quarter of one percent (0.25%) per annum upon the occurrence of each Registration Default, which rate will increase by an additional one quarter of one percent (0.25%) per annum each 90-day period that such Additional Interest continues to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed 1.0% per annum; PROVIDED, HOWEVER, that no Additional Interest shall be payable if the Exchange Offer Registration Statement is not filed or declared effective or the Exchange Offer is not consummated as set forth above because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC (it being understood that in any such circumstance the Company shall be required to file a Shelf Registration Statement and Additional Interest shall be payable if such Shelf Registration Statement is not declared effective as provided in clause (iii) above); and PROVIDED FURTHER that Additional Interest shall only be payable in the case a Shelf Registration Statement is not declared effective as aforesaid with respect to notes that have the right to be included, and whose inclusion has been requested, in the Shelf Registration Statement. Following the cure of all Registration Defaults applicable to the respective Notes, the accrual of Additional Interest will cease and the interest rate will revert to 5.875% per annum.

     If a Shelf Registration Statement is declared effective but shall thereafter become unusable by the Holder of Notes for any reason (whether or not the Company had the right to prevent the Holders from distributing Notes during the 30 day period described in the Indenture), and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 30 days, the interest rate borne by the Notes included in such Shelf Registration Statement will be increased by an amount ("ADDITIONAL INTEREST") equal to 0.25% per annum for the first 90-day period (or portion thereof) beginning on the 31st such date that such Shelf Registration Statement ceases to be usable, which rate shall be increased by an additional 0.25% per annum at the beginning of each subsequent 90-day period, provided the maximum aggregate increase in the interest rate will in no event exceed 1.0% per annum. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Notes included therein will be reduced to the original interest rate if the Company is otherwise in compliance with the Registration Rights Agreement with respect to such Notes at that time. Additional Interest in accordance with this paragraph shall be computed based upon the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is unusable. For all purposes of this Indenture Supplement No. 5, the term interest shall include "Additional Amounts" and "Additional Interest".

     The interest payable on each Interest Payment Date shall be the amount of interest accrued from November 2, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until the principal amount of the Notes has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.



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     The interest payable on any Note which is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such
Note is registered at the close of business on the April 15 or October 15 (in each case, whether or not a Business Day), respectively, immediately preceding such Interest Payment Date (each, a "Regular Record Date"). Interest payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name such Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name such Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Company to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest.

     The Company and Tyco shall notify the Trustee within five Business Days after each and every date (an "EVENT DATE") on which an event occurs in respect of which Additional Interest is required to be paid. The obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date. Additional Interest shall be paid by depositing with the Trustee for the benefit of the Holders of the Notes entitled to receive such Additional Interest, on or before the applicable Interest Payment Date, immediately available funds in sums sufficient to pay the Additional interest then due. Additional Interest shall be payable to the Person otherwise entitled to be paid the interest payable on the Notes on such Interest Payment Date.

     SECTION 2.6 PLACE OF PAYMENT. The place of payment where the Notes may be presented or surrendered for payment, where the principal of and interest and any other payments due on the Notes are payable, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Notes and the Indenture may be served shall be in the Borough of Manhattan, The City of New York, and the office or agency maintained by the Company for such purpose shall initially be the Corporate Trust Office of the Trustee.

     At the option of the Company, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date.

     SECTION 2.7 REDEMPTION. The Notes are redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payment of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 15 basis points plus, in each case, accrued interest thereon to the date of redemption.



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     The Notes are also subject to redemption to the extent described in Article
Twelve of the Indenture.

     The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or upon the happening of any specified event or at the option of any Holder of the Notes.

     SECTION 2.8 CURRENCY. Principal and interest on the Notes shall be payable in United States dollars.

     SECTION 2.9 TRANSFER AND EXCHANGE.

     (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary; or
(ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Global Note be exchanged by the Company for Definitive Notes prior to the expiration of the Restricted Period. Global Notes may also be, subject to compliance with the terms of this Section 2.9, exchanged for Definitive Notes (x) upon the request of any holder of Notes if an Event of Default has occurred and is continuing for a period of at least 180 days or (y) in connection with any transfer of an interest in the Global Note to an Institutional Accredited Investor. Upon the occurrence of any of the preceding events, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.10 and 2.12 of the Indenture.

     (b)   TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES.

     The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of the Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or
(ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

           (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME TYPE OF GLOBAL NOTE. Beneficial interests in any Rule 144A Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend.



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     Beneficial interests in any Regulation S Global Note may be transferred to
     Persons who take delivery thereof in the form of a beneficial interest in a Regulation S Global Note; provided, however, that prior to the expiration of the Restricted Period beneficial interests in the Regulation S Global Note may only be transferred in accordance with the Applicable Procedures of Euroclear and Cedel. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.9(b)(i).

           (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.9(b)(i) above, and, subject to any other requirement in this Section 2.9, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in a Global Note of another type in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B), subject to Section 2.9(a), (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and
     (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Global Note prior to the expiration of the Restricted Period. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained herein and in the Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.9(h) hereof.

           (iii) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE OR A REGULATION S GLOBAL NOTES FOR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE. A beneficial interest in Rule 144A Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if (x) the exchange or transfer complies with the requirements of Section 2.9(b)(ii) above and (y):

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary's book-entry system in a form acceptable to the Trustee that it is not (1) a broker-dealer, (2) a

           Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company, and such Letter of Transmittal or book-entry system certification shall satisfy the requirements of Section 2.9(ii);

                 (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) such transfer is effected pursuant to Rule 144 of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) completed, and, if the Trustee and the Registrar so request or the Applicable Procedures so require, an Opinion of Counsel to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Trustee and Registrar.

                If any such transfer is effected at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.5 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests so transferred.

           (iv) TRANSFER AND EXCHANGE OF INTERESTS TO AND FROM REGULATION S GLOBAL NOTES (OTHER THAN AS PROVIDED IN CLAUSE (iii) ABOVE).

                 (A) TRANSFER AND EXCHANGE OF INTERESTS IN A REGULATION S GLOBAL NOTE PRIOR TO THE TERMINATION OF THE RESTRICTED PERIOD FOR BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE. A beneficial interest in any Regulation S Global Note may be exchanged by any holder thereof for a beneficial interest in a Rule 144A Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, if (x) the exchange or transfer complies with the requirements of Section 2.9(b)(ii) above, and (y) the holder of the beneficial interest in the Regulation S Global Note delivers to the Trustee and the Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 1 or Exhibit C with the certification set forth in paragraph 2(b), as applicable, completed.

                 (B) TRANSFER AND EXCHANGE OF INTERESTS IN A REGULATION S GLOBAL NOTE FOLLOWING THE TERMINATION OF THE RESTRICTED PERIOD FOR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE. A beneficial interest in any Regulation S Global Note following the termination of the

           Restricted Period may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, if (x) the exchange or transfer complies with the requirements of Section 2.9(b)(ii) above and (y) the holder of the Regulation S Global Note delivers to the Trustee and the Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 4(b) or Exhibit C with the certification set forth in paragraph 1(a), as applicable, completed.

                 (C) TRANSFER AND EXCHANGE OF INTERESTS IN A RULE 144A GLOBAL NOTE FOR BENEFICIAL INTERESTS IN A REGULATION S GLOBAL NOTE. A beneficial interest in any Rule 144A Global Note may be exchanged by any holder thereof for a beneficial interest in a Regulation S Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Regulation S Global Note, if (x) the exchange or transfer complies with the requirements of Section 2.9(b)(ii) above and (y) the holder of the beneficial interest in the Rule 144A Global Note delivers to the Trustee and the Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 2 or Exhibit C with the certification set forth in paragraph 2(b), as applicable, completed.

     (c) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN GLOBAL NOTES FOR DEFINITIVE NOTES.

           (i) BENEFICIAL INTERESTS IN RULE 144A GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in a Rule 144A Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note in the circumstances set forth in Section 2.9(a) hereof, such Definitive Note shall be subject to all restrictions on transfer contained therein and shall be issued, upon receipt by each of the Trustee and the Registrar of the following documentation:

                 (A) if the holder of a beneficial interest in a Rule 144A Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, Exhibit C with the certification set forth in paragraph (2)(a) completed;

                 (B) if such beneficial interest is being transferred in accordance with Rule 144A under the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 1 completed;

                 (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 2 completed; or

                 (D) if any such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 3(d) completed.

           (ii) intentionally omitted.

           (iii) BENEFICIAL INTERESTS IN RULE 144A GLOBAL NOTES OR REGULATION S GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. Subject to Section 2.9(a), a holder of a beneficial interest in a Rule 144A Global Note or Regulation S Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if such exchange or transfer is in accordance with the Applicable Procedures and:

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) such transfer is effected pursuant to Rule 144 of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) completed, and, if the Trustee and the Registrar so request or the Applicable Procedures so require, an Opinion of Counsel to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Trustee and Registrar.

           (iv) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. A holder of a beneficial interest in an Unrestricted Global Note may, in the circumstances described in Section 2.9(a), exchange such beneficial interest for an Unrestricted Definitive Note or transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note.

           Any transfer pursuant to this Section 2.9(c) shall satisfy the requirements of Section 2.9(b)(ii). In any such case, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to
     Section 2.9(h) hereof, and the Company shall execute and the Trustee, upon receipt of an Authentication Order in accordance with Section 2.5 of the Indenture, shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.9(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered.

     (d) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS IN GLOBAL NOTES.

           (i) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RULE 144A GLOBAL NOTES. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Rule 144A Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, then, upon receipt by each of the Trustee and the Registrar of a letter in the form of Exhibit B with the certification set forth in paragraph 1 or Exhibit C with the certification set forth in paragraph 2(b), as applicable, completed, the Trustee shall cancel the Restricted Definitive Note and increase or cause to be increased the aggregate principal amount of the appropriate Global Note.

           (ii) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary's book-entry system in a form acceptable to the Trustee, that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) such transfer is effected pursuant to Rule 144 of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) completed, and, if the Trustee and the Registrar so request or the Applicable Procedures so require, an Opinion of Counsel to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Trustee and Registrar.

           (iii) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time if permitted by the Applicable Procedures and applicable law. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

           (iv) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN REGULATION S GLOBAL NOTES. A beneficial interest in any Restricted Definitive Note may be exchanged by any holder thereof who is a non-U.S. Person for a beneficial interest in a Regulation S Global Note or transferred to a Non U.S. Person who takes delivery thereof in the form of a beneficial interest in a Regulation S Global Note, if (x) the holder of the Restricted Definitive Note delivers to the Trustee and the Registrar a letter in the form of Exhibit B with the certification set forth in paragraph 2 or Exhibit C with the certification set forth in paragraph 2(b), as applicable, completed and (y) if the Trustee and the Registrar so request or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Trustee and the Registrar is furnished to the Trustee and the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act.

           If any such exchange or transfer from a Definitive Note to a beneficial interest in a Global Note is effected at a time when a Global Note of the appropriate type has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with
     Section 5 of the Indenture the Trustee shall authenticate one or more Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

     (e) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.9(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.9(e).

           (i) RESTRICTED DEFINITIVE NOTES TO RESTRICTED DEFINITIVE NOTES. Any restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive
     Note if the Registrar receives the following:

                 (A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a letter in the form of Exhibit B with certification set forth in paragraph 1 completed,

                 (B) if the transfer will be made to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or 904 under the Securities, then the transferor must deliver a letter in the form of Exhibit B with the certification set forth in paragraph 2 completed; and

                 (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a letter in the form of Exhibit B with the appropriate certification set forth in paragraph 3 completed, as well as an Opinion of Counsel in form and substance acceptable to the Trustee.

           (ii) RESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary's book-entry system in a form acceptable to the Trustee, that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) such transfer is effected pursuant to Rule 144 of the Securities Act, a letter in the form of Exhibit B with the certification set forth in paragraph 4(a) completed, and, if the Trustee and the Registrar so request or the Applicable Procedures so require, an Opinion of Counsel to the effect that the transfer is permitted, and that upon transfer the Notes will not be restricted, under the Securities Act, is furnished to the Trustee and Registrar.

           (iii) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

     (f) EXCHANGE OFFER; SHELF REGISTRATION STATEMENT

           (i) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.5 of the Indenture, the Trustee shall authenticate (x) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Rule 144A Global Notes and Regulation S Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (A) they are not broker-dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (y) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Rule 144A Global Notes and/or Regulation S Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall, upon receipt of an Authentication Order in accordance with
     Section 2.5 of the Indenture, authenticate and deliver to the Persons designated by the Holders of the Restricted Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount.

           (ii) Following the effectiveness of a Shelf Registration Statement the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.5, of the Indenture the Trustee shall authenticate from time to time (x) one or more Unrestricted Global Notes, or, if there shall be at the time one or more Unrestricted Global Notes outstanding and such increase can be effected in accordance with Applicable Procedures, the Trustee shall increase or cause to be increased the aggregate principal amount thereof, in each case in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes sold by Persons that certify as to the consummation of such sale under the Shelf Registration Statement in a manner acceptable to the Trustee and the Company and (y) Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes sold by Persons that certify as to the consummation of such sale under the Shelf Registration Statement in a manner acceptable to the Trustee and the Company. Concurrently with the issuance of such Unrestricted Global Notes, the Trustee shall cause the aggregate principal amount of the applicable Rule 144A Global Notes and/or the Regulation S Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall, upon receipt of an Authentication Order in accordance with Section 2.5 of the Indenture, authenticate and deliver to the Persons designated by the Holders of Restricted Definitive Notes so sold Unrestricted Definitive Notes in the appropriate principal amount.

     (g) LEGENDS.

     The following legends shall appear on the face of all Global Notes and Definitive Notes issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

           (i) PRIVATE PLACEMENT LEGEND. Except as permitted by subparagraph (B) below, each Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER: REPRESENTS THAT (1) IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) OR (C) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE

     TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (A FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                 (B) Notwithstanding the foregoing, any Note which is (i) a Regulation S Note (and any Note issued in exchange therefor or substitution thereof after the Restricted Period), (ii) a Note which has been exchanged or transferred pursuant to the Exchange

           Offer Registration Statement or the Shelf Registration Statement, or
           (iii) a Note which has been transferred in accordance with Rule 144, provided that in such case an Opinion of Counsel is delivered which states that the Note does not have to bear the Private Placement Legend in the cases where such opinion is required under this Indenture, shall not bear the Private Placement Legend.

           (ii) GLOBAL NOTE LEGEND. Each Global Note shall bear a legend in substantially the following form:

     "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.9 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES IN THE SUPPLEMENTAL INDENTURE NO. 5, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

           (iii) REGULATION S GLOBAL NOTE LEGEND. The Regulation S Global Note shall bear a legend in substantially the following form:

     "THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). DURING THE RESTRICTED PERIOD, INTERESTS IN THIS NOTE MAY ONLY BE HELD THROUGH EUROCLEAR AND CEDEL."

     (h)   CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES.

           At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary to reflect such increase.

     SECTION 2.10 DEFEASANCE AND COVENANT DEFEASANCE. The provisions of Article Nine of the Indenture shall apply to the Notes.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

     SECTION 3.1 RATIFICATION. The Indenture, as supplemented and amended by this Supplemental Indenture No. 5, is in all respects hereby adopted, ratified and confirmed.

     SECTION 3.2 COUNTERPARTS. This Supplemental Indenture No. 5 may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

     SECTION 3.3 AMENDMENTS. This Supplemental Indenture No. 5 may be amended by the Company and Tyco without the consent of any holder of the Notes in order for the restrictions on transfer contained herein to be in compliance with applicable law or the Applicable Procedures.

     SECTION 3.4 APPLICABLE PROCEDURES. Notwithstanding anything else herein, the Company shall not be required to permit a transfer to a global note that is not permitted by the Applicable Procedures.

     SECTION 3.5 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE NO. 5 AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 5 to be duly executed as of the day and year first written above.

                                                   TYCO INTERNATIONAL GROUP S.A.


                                                   By: _________________________
                                                       Name:
                                                       Title:



                                                   TYCO INTERNATIONAL LTD.


                                                   By: _________________________
                                                       Name:
                                                       Title:



                                                   THE BANK OF NEW YORK, Trustee


                                                   By: _________________________
                                                       Name:
                                                       Title:

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


Tyco International Group S.A.

[__________________]

The Bank of New York

[__________________]

     Re: 5.875% Notes due 2004

(CUSIP ______________)

     Reference is hereby made to the Indenture, dated as of June 9, 1998, and the Supplemental Indenture No. 5 dated November 2, 1998 (collectively, the "Indenture") among Tyco International Group S.A., Tyco International Ltd. and The Bank of New York as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

     1. [___] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

     2. [___] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE, OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Temporary Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

     3. [__] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE RESTRICTED DEFINITIVE NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

     (a) [__] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                  or

     (b) [__] such Transfer is being effected to the Company or a subsidiary thereof;

                  or

     (c) [__] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                  or

     (d) [__] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by a certificate executed by the Transferee in the form of Exhibit D to the Indenture.

     4. [ ] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

            (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

            (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

            (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the

Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                              _______________________________
                                              [Insert Name of Transferor]


                                              By:

                                              _______________________________
                                              Name:
                                              Title:


                                              Dated: ______________ __, ____.

                       ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]


   (a) [ ] a beneficial interest in the:


           (i)   [ ] 144A Global Note (CUSIP _____), or

           (ii)  [ ] Regulation S Global Note (CUSIP _____).


   (b) [ ] a Restricted Definitive Note.



2. After the Transfer the Transferee will hold:

           [CHECK ONE]


   (a) [ ] a beneficial interest in the:


           (i)   [ ] 144A Global Note (CUSIP _____), or

           (ii)  [ ] Regulation S Global Note (CUSIP _____), or

           (iii) [ ] Unrestricted Global Note (CUSIP _____); or


   (b) [ ] a Restricted Definitive Note; or


   (c) [ ] an Unrestricted Definitive Note, in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE





Tyco International Group S.A.

[_________________]



The Bank of New York

[_________________]



     Re: 5.875% Notes due 2004



(CUSIP ______________)



     Reference is hereby made to the Indenture, dated as of June 9, 1998, and the Supplemental Indenture No. 5 dated November 2, 1998 (collectively, the "Indenture") among Tyco International Group S.A., Tyco International Ltd. and the Bank of New York.

     ____________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

     1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE OR REGULATION S GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

     (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities

Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RULE 144A GLOBAL NOTES OR REGULATION S GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES



     (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RULE 144A GLOBAL NOTES OR REGULATION S GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Rule 144A Global Note or a Regulation S Global Notes for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

     (b) [ ] CHECK IF EXCHANGE IS TO BENEFICIAL INTEREST IN A RULE 144A GLOBAL NOTE OR A REGULATION S GLOBAL NOTE. In connection with the Exchange of the Owner's Note for a beneficial interest in the [CHECK ONE] [ ] 144A Global Note,
[ ] Regulation S Global Note, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Rule 144A Global Notes or Regulation S Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Rule 144A Global Note or Regulation S Global Notes and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                       ___________________________________
                                       [Insert Name of Owner]

                                       By:

                                       ___________________________________
                                       Name:
                                       Title:

                                       Dated: __________________ __, ____.

                                                                       EXHIBIT D



                            FORM OF CERTIFICATE FROM

                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR




Tyco International Group S.A.

[_________________]



The Bank of New York

[_________________]



     Re: 5.875% Notes due 2004



(CUSIP ______________)


     Reference is hereby made to the Indenture, dated as of June 9, 1998, and the Supplemental Indenture No. 5 dated November 2, 1998 (collectively, the Indenture") among Tyco International Group S.A., Tyco International Ltd. And The Bank of New York as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.



     In connection with our proposed purchase of $____________ aggregate principal amount of:

     (a) [ ] a beneficial interest in a Global Note, or



     (b) [ ] a Definitive Note,



     we confirm that:

     1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1993, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     2. We understand and acknowledge that the Notes have not been registered under the Securities Act, or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or (a)(7) or Rule 501 under the Securities Act that is acquiring the Notes for its own account or for the account of such an institutional "accredited investor" for the investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the trustee (the "Trustee") under the Indenture pursuant to which the Notes are issued a letter from the transferee substantially in the form of this letter or as acceptable to the Trustee, which shall provide, among other things, that the transferee is a person or entity as defined in paragraph 1 of this letter and that is acquiring such Notes for investment purposes and not for distribution violation of the Securities Act. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Notes pursuant to clauses (d), (e) and (f) above prior to the Resale Restriction Termination Date to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

     3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

     4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                           Very truly yours,



                                           By: (Name of Purchaser)
                                           Date:





                                           ____________________________________
                                           [Insert Name of Accredited Investor]


                                           By:

                                           ____________________________________
                                           Name:
                                           Title:


                                           Dated: _________________ __, ____.

                        TYCO INTERNATIONAL GROUP S.A.

                             5.875% NOTE DUE 2004

      THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.9 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.


      THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER:
REPRESENTS THAT (1) IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) OR (C) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) THE COMPANY OR ANY SUBSIDIARY THEREOF,
(B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT

WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                        TYCO INTERNATIONAL GROUP S.A.

                             5.875% NOTE DUE 2004

No. 1

$200,000,000                                                  CUSIP: 902118 AE 8

   TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Two Hundred Million Dollars on November 1, 2004, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on May 1 and November 1 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing May 1, 1999, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from November 2, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

   The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the April 15 or October 15 (in each case, whether or not a Business Day), as the case may be (each, a "Regular Record Date"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

   All references in the Notes (and related Guarantees) to interest shall include any Additional Interest or Additional Amounts.

   Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

   This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

   IN WITNESS WHEREOF, TYCO INTERNATIONAL GROUP S.A. has caused this instrument to be signed by its duly authorized officers.




Dated: November 2, 1998



                                 TYCO INTERNATIONAL GROUP S.A.




                                 By:________________________________

                                    Title:



                                 By:________________________________

                                    Title:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION





      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.





                                          THE BANK OF NEW YORK, as Trustee




                                          By: __________________________

                                                Authorized Signatory

                                  GUARANTEE




            For value received, TYCO INTERNATIONAL LTD. hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, and interest on, the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest on, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. All references in this Guarantee to interest shall include any Additional Amounts or Additional Interest.

Dated: November 2, 1998




                                    TYCO INTERNATIONAL LTD.



                                    By: ______________________________________

                                        Title:

                               REVERSE OF NOTE


                        TYCO INTERNATIONAL GROUP S.A.


                            5.875% NOTES DUE 2004



   1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the "Notes") of a series designated as the 5.875% Notes due 2004 of the Issuer, initially limited in aggregate principal amount to $400,000,000, all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998, as amended and supplemented by Supplemental Indenture No. 5, dated as of November 2, 1998 (as so amended and supplemented, the "Indenture"), among the Issuer, Tyco International Ltd. ("Tyco") and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

         (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

         (c) All capitalized terms used in this Note (or the related Guarantee) which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

   2. Amendments and Waivers. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; PROVIDED, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

         (b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

   3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

   4. Redemption. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of
(i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.


            "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

            "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

            "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

            "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

            "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

            "REDEMPTION REFERENCE TREASURY DEALER" means each of Lehman Brothers Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

            "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

   5. Certain Covenants. The Indenture restricts the Issuer's ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

   6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

   7. Defeasance. The Indenture contains provisions for Defeasance and covenant Defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

   8. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

         (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

         (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

   9. Holder as Owner. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

   10. No Liability of Certain Persons. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

   11. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of November 2, 1998, among the Issuer, Tyco International Ltd. and the parties named on the signature pages thereof.

   12. Governing Law. The laws of the State of New York govern the Indenture and this Note.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE


---------------------------------

---------------------------------

---------------------------------

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Note of Tyco International Group S.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Group S.A., with full power of substitution in the premises.



Dated:

                                 ---------------------------------------

                                                Signature


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

       SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE *

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:

            Amount of             Amount of
            decrease in           increase in           Principal Amount of this Global    Signature of Authorized
Date of     Principal Amount      Principal Amount      Note following such decrease (or   Officer of Trustee or Note
Exchange    of this Global Note   of this Global Note   increase)                          Custodian
--------    -------------------   -------------------   --------------------------------   --------------------------







----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                        TYCO INTERNATIONAL GROUP S.A.

                             5.875% NOTE DUE 2004

      THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.9 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN CERTAIN CIRCUMSTANCES DESCRIBED IN THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.


      THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER:
REPRESENTS THAT (1) IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) OR (C) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) THE COMPANY OR ANY SUBSIDIARY THEREOF,
(B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO

AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                        TYCO INTERNATIONAL GROUP S.A.

                             5.875% NOTE DUE 2004

No. 2

$200,000,000                                                  CUSIP: 902118 AE 8

   TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Two Hundred Million Dollars on November 1, 2004, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on May 1 and November 1 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing May 1, 1999, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from November 2, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

   The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the April 15 or October 15 (in each case, whether or not a Business Day), as the case may be (each, a "Regular Record Date"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

   All references in the Notes (and related Guarantees) to interest shall include any Additional Interest or Additonal Amounts.

   Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

   This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

   IN WITNESS WHEREOF, TYCO INTERNATIONAL GROUP S.A. has caused this instrument to be signed by its duly authorized officers.





Dated: November 2, 1998


                                 TYCO INTERNATIONAL GROUP S.A.




                                 By:________________________________

                                    Title:



                                 By:________________________________

                                    Title:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION






      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.




                                          THE BANK OF NEW YORK, as Trustee




                                          By: __________________________

                                                Authorized Signatory

                                  GUARANTEE




            For value received, TYCO INTERNATIONAL LTD. hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, and interest on, the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest on, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. All references in this Guarantee to interest shall include any Additional Amounts or Additional Interest.



Dated: November 2, 1998



                                    TYCO INTERNATIONAL LTD.

                                    By: ______________________________________

                                        Title:

                               REVERSE OF NOTE


                        TYCO INTERNATIONAL GROUP S.A.


                            5.875% NOTES DUE 2004




   1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the "Notes") of a series designated as the 5.875% Notes due 2004 of the Issuer, initially limited in aggregate principal amount to $400,000,000, all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998, as amended and supplemented by Supplemental Indenture No. 5, dated as of November 2, 1998 (as so amended and supplemented, the "Indenture"), among the Issuer, Tyco International Ltd. ("Tyco") and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

         (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

         (c) All capitalized terms used in this Note (or the related Guarantee) which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

   2. Amendments and Waivers. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; PROVIDED, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

         (b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

   3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

   4. Redemption. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of
(i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.


            "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

            "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

            "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

            "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

            "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

            "REDEMPTION REFERENCE TREASURY DEALER" means each of Lehman Brothers Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

            "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

   5. Certain Covenants. The Indenture restricts the Issuer's ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant Defeasance procedures outlined in the Indenture.

   6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

   7. Defeasance. The Indenture contains provisions for Defeasance and covenant Defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

   8. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

         (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

         (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

   9. Holder as Owner. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

   10. No Liability of Certain Persons. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

   11. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of November 2, 1998, among the Issuer, Tyco International Ltd. and the parties named on the signature pages thereof.

   12. Governing Law. The laws of the State of New York govern the Indenture and this Note.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE


---------------------------------

---------------------------------

---------------------------------


PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Note of Tyco International Group S.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Group S.A., with full power of substitution in the premises.



Dated:


                                 ---------------------------------------

                                                Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE *

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:


            Amount of             Amount of
            decrease in           increase in           Principal Amount of this Global    Signature of Authorized
Date of     Principal Amount      Principal Amount      Note following such decrease (or   Officer of Trustee or Note
Exchange    of this Global Note   of this Global Note   increase)                          Custodian
--------    -------------------   -------------------   --------------------------------   --------------------------







----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.

                        TYCO INTERNATIONAL GROUP S.A.

                             5.875% NOTE DUE 2004

      THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). DURING THE RESTRICTED PERIOD, INTERESTS IN THIS NOTE MAY ONLY BE HELD THROUGH EUROCLEAR AND CEDEL.


      THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.9 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.9 OF SUPPLEMENTAL INDENTURE NO. 5, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                         TYCO INTERNATIONAL GROUP S.A.

                             5.875% NOTE DUE 2004

No. 3

$0                                                              CUSIP: L93727AAO

   TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Zero Dollars on November 1, 2004, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on May 1 and November 1 of each year (each, an "Interest Payment Date"; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing May 1, 1999, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from November 2, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

   The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the April 15 or October 15 (in each case, whether or not a Business Day), as the case may be (each, a "Regular Record Date"), immediately preceding such Interest Payment Date. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this
Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

   All references in the Notes (and related Guarantees) to interest shall include any Additional Interest or Additional Amounts.

   Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

   This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

   IN  WITNESS  WHEREOF,   TYCO  INTERNATIONAL  GROUP  S.A.  has  caused  this
instrument to be signed by its duly authorized officers.





Dated: November 2, 1998



                                 TYCO INTERNATIONAL GROUP S.A.




                                 By:________________________________

                                    Title:





                                 By:________________________________

                                    Title:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION


      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.




                                       THE BANK OF NEW YORK, as Trustee





                                       By: __________________________

                                             Authorized Signatory

                                  GUARANTEE



            For value received, TYCO INTERNATIONAL LTD. hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, and interest on, the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest on, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. All references in this Guarantee to interest shall include any Additional Amounts or Additional Interest.



Dated: November 2, 1998


                                    TYCO INTERNATIONAL LTD.





                                    By: _______________________________________

                                        Title:

                               REVERSE OF NOTE


                        TYCO INTERNATIONAL GROUP S.A.


                            5.875% NOTES DUE 2004



   1. Indenture. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the "Notes") of a series designated as the 5.875% Notes due 2004 of the Issuer, initially limited in aggregate principal amount to $400,000,000, all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998, as amended and supplemented by Supplemental Indenture No. 5, dated as of November 2, 1998 (as so amended and supplemented, the "Indenture"), among the Issuer, Tyco International Ltd. ("Tyco") and The Bank of New York, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

         (b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the "Securities") may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

         (c) All capitalized terms used in this Note (or the related Guarantee) which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

   2. Amendments and Waivers. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; PROVIDED, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to

Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

         (b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

   3. Obligation to Pay Principal, Premium, if Any, and Interest. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

   4. Redemption. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of
(i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.


            "ADJUSTED REDEMPTION TREASURY RATE" means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

            "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

            "COMPARABLE REDEMPTION TREASURY ISSUE" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

            "COMPARABLE REDEMPTION TREASURY PRICE" means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

            "QUOTATION AGENT" means a Redemption Reference Treasury Dealer appointed as such agent by the Company.

            "REDEMPTION REFERENCE TREASURY DEALER" means each of Lehman Brothers Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company.

            "REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

   5. Certain Covenants. The Indenture restricts the Issuer's ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant defeasance procedures outlined in the Indenture.

   6. Effect of Event of Default. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

   7. Defeasance. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

   8. Denominations; Transfer. (a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

         (b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

         (c) A certificate in global form representing all of a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

   9. Holder as Owner. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

   10. No Liability of Certain Persons. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

   11. Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Notes other than Holders of Unrestricted Global Notes and Holders of Unrestricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of

November 2, 1998, among the Issuer, Tyco International Ltd. and the parties named on the signature pages thereof.

   12. Governing Law. The laws of the State of New York govern the Indenture and this Note.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE


---------------------------------

---------------------------------

---------------------------------


PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------


the within Note of Tyco International Group S.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Group S.A., with full power of substitution in the premises.

Dated:


                                 ---------------------------------------

                                                 Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE *

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in the Global Note, have been made:

            Amount of             Amount of
            decrease in           increase in           Principal Amount of this Global    Signature of Authorized
Date of     Principal Amount      Principal Amount      Note following such decrease (or   Officer of Trustee or Note
Exchange    of this Global Note   of this Global Note   increase)                          Custodian
--------    -------------------   -------------------   --------------------------------   --------------------------







----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

* This Schedule may be used by the Trustee in respect of a Global Note, and, if so used, shall be deemed a part thereof for all purposes.